form of second amendment to employment agreement

WHEREAS, Seitel, Inc., a Delaware corporation (together with its successor and assigns, the "Company") and (name of executive) (the "Executive") have entered in an employment agreement dated January 30, 2007 (the "Agreement"); and

WHEREAS, Executive's Base Salary on April 30, 2009 was (executive base salary); and

WHEREAS, effective May 1, 2009 Executive voluntarily determined to reduce his Base Salary as in effect on April 30, 2009 by 10% through December 31, 2009; and

WHEREAS, effective January 1, 2010, Executive has voluntarily determined to continue this 10% reduction in his Base Salary through December 31, 2010 and after December 31, 2010 his Base Salary shall return to the annual amount as in effect on April 30, 2009, and

WHEREAS, the Company and Executive acknowledge that such a voluntary reduction in Executive's Base Salary by Executive is not the occurrence of a Good Reason as defined in the Agreement; and

WHEREAS, Executive and Company acknowledge and agree that this reduction is not in exchange for any other payment or benefit; and

WHEREAS, the Company and Executive acknowledge and agree that the Company shall not be required to pay the amount of this 10% reduction in Base Salary to Executive at any time in the future.

NOW, THEREFORE, for the purposes of clarity, the Executive and Company hereby agree to add the following at the end of Section 4:

"During the calendar years 2009 and 2010 for all purposes under this Agreement respecting benefits payable upon termination of employment, Executive's Base Salary shall mean the amount of (executive base salary) as in effect on April 30, 2009 as previously approved by the Company (or if applicable any increase by the Company above such amount) and shall not be reduced by any voluntary reduction in Base Salary by Executive."

IN WITNESS WHEREOF, the undersigned have executed this Agreement on January 25, 2010.

SEITEL, INC.

By: ________________________________

Name:

Title:

EXECUTIVE:

____________________________________